Impairment losses	12 Months Ended
Dec. 31, 2021
Disclosure Of Impairment Loss And Reversal Of Impairment Loss [Abstract]
Impairment losses

25. Impairment losses

2021

During the quarter ended June 30, 2021, the Company decided it would not be moving fezagepras into a Phase 2 clinical study in Idiopathic Pulmonary Fibrosis or IPF, and a phase 1a/2b study in hypertriglyceridemia following its analysis of the interim PK results from the ongoing fezagepras phase 1 MAD clinical trial. As a result of these decisions which were considered impairment indicators, the Company recorded an impairment on the carrying value of the intangible assets for the related patents of $341 reducing their value to their estimate recoverable value of $nil. Other fezagepras patents were unaffected by the above decisions.

2020

At the end of 2020, in reviewing its portfolio of compounds in the small molecule therapeutics segment, the Company identified impairment indicators for certain patents. One of the patent families impaired concerned a molecule that had entered into a phase 1 clinical trial in 2019 that was subsequently discontinued after the review of the pharmacokinetic data for the first three cohorts obtained. Following additional pre-clinical studies conducted in 2020 to further the Company’s understanding of the mechanism of action, or MOA, lead to findings that the MOA included engaging a receptor which has been known in other products which engage the same receptor to occasionally cause undesirable side effects. Subsequently, management decided that the preclinical and clinical development activities associated with demonstrating that such molecule did not induce such side effects would be both time-consuming and costly and therefore the future development has been suspended. Another patent family impaired concerned another molecule that is licensed for development with a third party, whose research and development work we believe to be delayed from the agreed upon timelines and is unlikely to perform significant development in the near future. Further, the development of another compound was deprioritized, as the Company wishes to prioritize development of its lead compound fezagepras, as well as GPR84 and OXER1 drug candidates, which led to the impairment of the related patents. These small molecules patents were written down to their net recoverable amount of $nil, as both the FVLCD and the value in use were determined to be insignificant, resulting in an impairment of $1,072 for the year ended December 31, 2020 (note 12). During the year, the Company also recorded software impairments amounting to $15 (note 12).

2019

In reviewing its portfolio of compounds in the small molecule therapeutics segment, the Company identified compounds that where not within the areas of fibrosis on which it intends to focus and evaluated the net recoverable value of those related patents as $nil, determined as the fair value less cost of disposal using a market approach. An impairment on intangible assets of $634 was recognized for the year ended December 31, 2019.

As a result of the bioseparations business sale, some intellectual property including patents retained by the company are no longer expected to be developed. The company evaluated the net recoverable value of those patents is $nil, using a FVLCD using a market approach. An impairment on intangible assets of $127 was recognized for the year ended December 31, 2019.